PROMISSORY NOTE


Borrower:
Scientific Industries, Inc.
70 Orville Drive
Bohemia, NY 11716-251
Reference Number: xxxxxxxxxxxx

Lender:
JPMorgan Chase Bank, NA RM - Long Island East LPO
395 North Service Rd, Floor 03
Melville, NY 11747



Principal Amount: $700,000.00              Date of Note: 06/05/2013

PROMISE TO PAY: Scientific Industries, Inc. ("Borrower") promises to pay to JPMorgan Chase Bank, NA, its successors and assigns ("Lender") or order, in lawful money of the United States of America, the total principal amount of $700,000.00 or so much as may be outstanding, together with interest on the unpaid outstanding principal balance from the date advanced until paid in full at the rate or rates referenced in this Note.

RENEWAL NOTE: This Note is a renewal of an earlier loan or credit extension to Borrower from Lender, or from a JPMorgan Chase & Co. affiliate which transferred the loan to Lender, and is identified in Lender or the affiliate's internal records as account number xxxxxxxxxxxx. This Note shall not release or affect the liability of any guarantor, surety or endorser of the loan, or release any security interest granted by any owner of any collateral securing the loan. This Note shall be considered a modification only, and not a novation.

LOAN TYPE. This Note evidences a Commercial Line of Credit.

PAYMENT TERMS. Borrower will pay this loan in accordance with the following payment schedule(s): Accrued interest and fees shall be payable monthly, beginning July 14, 2013, and on the same calendar day monthly thereafter , and the principal balance, together with all accrued unpaid interest and any other unpaid amounts due under this Note, shall be paid on June 14, 2014, the maturity date of this Note.

Payments and any other credits shall be allocated among principal, interest, late charges, collection costs, fees and other charges at the discretion of Lender, unless otherwise required by applicable law. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

INTEREST RATE.

The interest rate on this Note is subject to change from time to time based on changes in an index which is the LIBOR Rate (the "Index"). "LIBOR Rate" shall mean the offered rate for U.S. Dollar deposits of not less than $1,000,000.00 for a period of time equal to each Interest Period as of 11:00 A.M. City of London, England time two
London Business Days prior to the first date of each Interest Period of this Note as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Reuters Screen ("Reuters") LIBOR01 Page, or such other page or pages as may replace such pages on Reuters for the purpose of displaying such rate. Provided, however, that if such rate is not available on Reuters then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source available to Lender or shall be calculated by Lender by a substantially similar methodology as that theretofore used to determine such offered rate in Reuters. "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England. Each change in the rate to be charged on this Note will become effective without notice on the commencement of each Interest Period based upon the Index then in effect. "Interest Period" means each consecutive one month period (the first of which shall commence on the date of this Note) effective as of the first day of each Interest Period and ending on the last day of each Interest Period, provided that if any Interest Period is scheduled to end on a date for which there is no numerical equivalent to the date on which the Interest Period commenced, then it shall end instead on the last day of such calendar month. Except as otherwise provided herein, the unpaid principal balance of this Note will accrue interest at a rate equal to the sum of the Index plus 3.052 percentage point(s).

PREPAYMENT PREMIUM. Borrower may pay without fee all or any portion of the loan evidenced by this Note at any time. All prepayments shall be applied in such order and manner as Lender may from time to time determine in its sole discretion.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged a late charge of 5.00% of the payment due or $25.00, whichever is greater, up to the maximum amount of $250.00 per late charge.

DEFAULT RATE. Upon the occurrence of any Event of Default, including, but not limited to, (i) any material adverse change in the business assets, affairs, prospects or financial condition of Borrower or any Guarantor, (ii) failing to provide financial statements, copies of Federal tax returns and other information relating to the financial condition, properties and affairs of any Obligor, as provided for in the Note and/or any Related Document or as Lender requests from time to time, or (iii) failure to pay upon final maturity, at Lender's option and if permitted by applicable law, Lender may (A) add any unpaid accrued interest to principal and such sum will bear interest there from until paid at the rate provided in this Note, including any increased rate, and/or (B) increase the interest rate on this Note by 3.000 percentage points (the "Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change, if any, that would have applied had there been no Event of Default.

FEE(S): In addition to all other obligations under this Note, Borrower shall pay the following fees together with all other fees described in this Note:

Commitment Fee              Waived                       $0.00

Total:                                                   $0.00

SECURITY AGREEMENT. Borrower hereby grants, pledges and assigns to Lender, as security for repayment of the Indebtedness, a security interest in the following property, together with any substitutions and replacements therefor, and all products and proceeds thereof:

all business assets, inventory, equipment, accounts, general intangibles, chattel paper, documents, instruments, and letter of credit rights

Such property, together with any property described in any Related Document, is referred to in this Note as the "Collateral".

LINE OF CREDIT CLEARANCE. Borrower shall, at least once during the term of this Note, reduce and maintain the outstanding principal balance of this Note to a zero balance for a period of at least thirty consecutive calendar days.

LENDER'S DISCRETIONARY MATURITY EXTENSION. Lender, in its sole discretion, shall have the right, from time to time, to renew and extend the maturity date of this Note (each a "Maturity Extension"). Borrower agrees Lender has no obligation to extend the original or any subsequent maturity date and may elect not to make a Maturity Extension at any time, even if one or more Maturity Extensions has previously been made. Lender will inform Borrower of any such Maturity Extension by written notice, executed by an officer of Lender, addressed to Borrower at its then current billing address. Notwithstanding the provision of this Note requiring that any alteration or amendment to this Note shall require the signature of Borrower, Borrower accepts and agrees to be bound by the Maturity Extension in the event this
Note is not paid in full on the maturity date, or after the date of the Maturity Extension notice Borrower requests any advance or otherwise relies upon or utilizes the extension of credit evidenced by this Note for any purpose.


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PERIODIC FEES. Not more often than one time in each calendar year, Lender may elect to charge a fee in an amount determined by Lender, in its sole discretion, for the extension of credit evidenced by this Note. The fee may be charged, payable in advance, for each year, or portion of a year, that there remains any unpaid amounts due on this Note or that advances remain available under the line of credit evidenced by this Note, including as a result of any Maturity Extension. The fee may be charged to the line of credit. No refund of any portion of the fee shall be made in the event of cancellation of the line of credit for any reason.

PRIMARY DEPOSIT ACCOUNTS. Lender expects Borrower to maintain its primary deposit accounts at Lender. One of the factors the Lender will consider in modification or renewal of this Note is the status of such accounts.

ADDITIONAL LOAN TERMS. Certain definitions and other additional terms and conditions of the Note, are attached to this Note and are incorporated herein by reference (the "Additional Terms"). This Note represents the final agreement between Lender and Borrower and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreement of the parties. There are no unwritten agreements between Lender and Borrower or Guarantors. Borrower agrees to be bound by all terms of this Note, including but not limited to the jury waiver provisions (where not prohibited by applicable law). Borrower agrees that Lender may record or file this Note if Lender deems it necessary to protect its interest. Borrower acknowledges receipt of the important Additional Terms which are part of this Note and the Security Agreement included in this Note. BORROWER
AGREES THIS SECURITY AGREEMENT SECURES ALL INDEBTEDNESS OF BORROWER AND IS NOT LIMITED TO A SPECIFIC LOAN. "Indebtedness" is more fully defined in the Additional Terms, is used in its most comprehensive sense to mean any and all obligations of every kind and character of Borrower, or any one or more of them, to Lender, now existing or hereinafter incurred, and includes obligations owing after payment in full of the specific term loan or line of credit described in this Note.

Borrower agrees that a facsimile of the signature(s) of the signer(s) of this Note, in any capacity, may be used to evidence the Borrower's acceptance of the terms of this Note. Any use of the principal amount or any other feature of this Note may be used as evidence of the foregoing authorizations, acceptances and agreements.

CONDITIONS FOR FUNDING. IN ADDITION TO THE OTHER REMEDIES UNDER THIS NOTE, WITHOUT THE CONSENT OF BORROWER OR NOTICE TO ANYONE, LENDER HAS NO OBLIGATION TO MAKE THE INITIAL ADVANCE OR ANY ADVANCE UNDER THIS
NOTE IF LENDER DETERMINES, IN ITS SOLE DISCRETION, THAT (A) BORROWER'S NAME ON THIS NOTE OR ANY GUARANTOR'S NAME ON THE GUARANTY IS INCORRECT OR INCOMPLETE; (B) LENDER'S LIEN ON THE COLLATERAL WILL NOT BE THE FIRST LIEN, FREE AND CLEAR OF ALL OTHER LIENS, SECURITY INTERESTS
OR ENCUMBRANCES; OR (C) ANY OTHER EVENT OF DEFAULT PROVIDED FOR IN THIS NOTE HAS OCCURRED. ADVANCING FUNDS ON THIS LOAN DOES NOT WAIVE ANY OF LENDER'S RIGHTS AND REMEDIES UNDER THIS NOTE.




Scientific Industries, Inc.




By: /s/ Helen M. Santos
_______________________
Helen M. Santos



Print Title:  Pres/CEO	            Date:  	6/7/13